Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

(a)Dividends: On January 22, 2019, the board of directors of the Partnership declared a cash distribution of $0.315 per common unit (adjusted for the March 2019 Reverse Split) for the fourth quarter of 2018. The fourth quarter common unit cash distribution was paid on February 14, 2019, to unit holders of record on February 5, 2019.

(b)Dividends: On January 22, 2019, the board of directors of the Partnership declared a cash distribution of $0.21375 per Class B Convertible Preferred Unit for the fourth quarter of 2018. The cash distribution was paid on February 8, 2019, to Class B unit holders of record on February 1, 2019.

(c) The DSS Transaction:

        The DSS Transaction was completed on March 27, 2019.

In connection with the DSS Transaction, among other things:

•

the Partnership spun off Diamond S, holding all of its 25 crude and product tankers, by way of pro rata distribution of the outstanding shares of common stock of Diamond S to the holders of the Partnership’s common and general partner units;

•	DSS paid to the Partnership, or at its direction, a total amount of $319,651;

•	the Partnership redeemed and retired all outstanding Class B Units at 100% of par value, translating into a total redemption price of $119,502;

•

the Partnership amended and prepaid an amount of $89,298 under the 2017 credit facility and fully repaid all amounts outstanding under the 2015 credit facility and the Aristaios credit facility; the aggregate amounts repaid were $146,517 plus accrued interest and breakage costs; and

•

the Partnership effected a reverse split of its common and general partner units, reducing the number of common units issued and outstanding from 127,246,692 to 18,178,100 common units and the number of general partner units issued and outstanding from 2,439,989 to 348,570 general partner units.